SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
[x] Definitive proxy statement             Commission Only (as permitted
[ ] Definitive additional materials        by Rule 14a-6(e)(2))
[ ] Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12

                         BARRINGTON LABORATORIES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No Fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                        BARRINGTON LABORATORIES, INC.
                          1801 E. TROPICANA, SUITE 9
                           LAS VEGAS, NV  89119

                                                   December 8, 2000


Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Barrington Laboratories, Inc. (the "Company" or "BRRT") to be held at 10:00 a.m. local time on December 18, 2000, at the offices of our corporate counsel, Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106, Las Vegas, Nevada 89102 for the following purposes:

The following notice of meeting identifies each business item for your action. These items and the vote the board of directors recommends are:


                               ITEM                            RECOMMENDED VOTE
                               ----                            ----------------
     1. Election of two Directors                                    FOR
     2. Approval of Company name change to:
        ModernGrooveEntertainment International, Inc.                FOR
     3. Increase the number of the Company's authorized
        Common Shares, from twenty million (20,000,000) to
        two hundred million (200,000,000) shares;                    FOR
     4. Ratification of Barry L. Friedman as independent auditor     FOR


Only stockholders of record at the close of business on December 8, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

We have also included a proxy statement that contains more information about these items and the meeting.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help us plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

If your shares are registered in your name, you are a share owner of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

If your shares are in the name of your broker or bank, your shares are held in street name. You will need to ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting so that we can verify your ownership of Company stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All share owners can vote by written proxy card. And share owners may vote in person at the meeting, as described above.

                                           /s/ T. J. Jesky
                                           ------------------
                                               T. J. Jesky
                                               Chairman of the Board
Las Vegas, Nevada
December 8, 2000

                         BARRINGTON LABORATORIES, INC.
                          1801 E. TROPICANA, SUITE 9
                            LAS VEGAS, NV  89119

                 NOTICE OF ANNUAL MEETING OF SHARE OWNERS

TO THE OWNERS OF COMMON STOCK OF BARRINGTON LABORATORIES, INC.

The Annual Meeting of Share Owners of Barrington Laboratories, Inc., a
Nevada corporation (the "Company" or "BRRT"), will be held at the offices of Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106, Las Vegas, Nevada 89102, on December 18, 2000, at 10:00 a.m., local time. The purposes of the meeting are:

    1. To elect two Directors to serve until the 2001 Annual Meeting of Share Owners,

    2. To amend the Articles of Incorporation to name change from Barrington Laboratories, Inc. to: ModernGrooveEntertainment, Inc.

    3. To amend the Articles of Incorporation to increase the number of the Company's authorized Common Shares, from twenty million (20,000,000) to two hundred million (200,000,000) shares.

    4. To ratify the appointment of Barry L. Friedman, CPA as independent auditors of the Company to serve for the 2001 fiscal year, and

    5. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set December 8, 2000, as the record date for the meeting. This means that owners of Company Common Stock at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of share owners of the Company as of the close of business on December 8, 2000, for inspection during normal business hours from December 8 through December 18, 2000, at the offices of Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106,
Las Vegas, Nevada  89102.  This list will also be available at the meeting.

                                      By Order of the Board of Directors

                                      T. J. Jesky
                                      ------------------------------
                                      Title:   Chairman of the Board

LAS VEGAS, NEVADA
December 8, 2000

EACH SHARE OWNER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A SHARE OWNER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                        BARRINGTON LABORATORIES, INC.
                          1801 E. TROPICANA, SUITE 9
                             LAS VEGAS, NV  89119

                                                    December 8, 2000

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHARE OWNERS
                           TO BE HELD DECEMBER 18, 2000

The board of directors of Barrington Laboratories, Inc. (the "Company" or "BRRT" ) furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2000 Annual Meeting of Share Owners of the Company.

The meeting will be held at the offices of our corporate counsel, Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106, Las Vegas, Nevada 89102, on December 18, 2000, at 10:00 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

A share owner can revoke a proxy by any one of the following three actions: giving written notice to the Company, delivering a later dated proxy or voting in person at the meeting.

The mailing address of the principal executive offices of the Company is:
1801 E. Tropicana, Suite 9, Las Vegas, Nevada 89119. The date on which this Proxy Statement and form of proxy are first being sent or given to share owners is December 8, 2000.

Below is a list of the different votes share owners may cast at the meeting pursuant to this solicitation.

  . In voting on the election of two Directors to serve until the 2001
    Annual Meeting of Share Owners, share owners may vote in one of the two following ways:

     (1) in favor of the nominee(s),

     (2) withhold votes as to the nominee(s), or

   In voting on the approval of the Company name change, increasing the number of authorized common shares and the ratification of the appointment of Barry L. Friedman, as independent auditors, share owners may vote in one of the three following ways:

     (1) in favor of the proposal,

     (2) against the proposal, or

     (3) abstain from voting on the proposal.

Share owners should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all nominees, FOR the proposal to approve a company name change, FOR the proposal to approve an increase in the number of authorized common and preferred shares, and FOR the proposal to ratify the appointment of Barry L. Friedman, CPA.

Directors will be elected by a plurality. All other proposals will require approval by a majority of the votes cast by the holders of the shares of Company Common Stock voting in person or by proxy at the meeting. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

Only owners of record of shares of Company Common Stock at the close of business on December 8, 2000, are entitled to vote at the meeting or adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Company Common Stock held. On December 8, 2000, there were 4,100,700 shares of Company Common Stock issued and outstanding.

                             REVOCABILITY OF PROXIES

Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with Barrington Laboratories, Inc. ("BRRT") at its principal executive offices at Barrington Laboratories, Inc., 1801 E. Tropicana,
Suite 9, Las Vegas, Nevada 89119, a duly executed proxy bearing a later date or by attending the annual meeting and voting that stockholder's shares in person. Persons who holds BRRT's shares in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Company at its principal executive offices or by attending the annual meeting and voting that legal ballot in person.

                                  SOLICITATION

Barrington Laboratories will bear the cost of soliciting proxies. In addition, BRRT will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of BRRT registered in the names of those persons, and BRRT will reimburse them for their reasonable out-of-pocket costs. BRRT may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation.

                           FORWARD-LOOKING STATEMENTS

         Certain statements in this proxy statement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions, competition from others, the unavailability of any necessary intellectual property rights possessed by third parties, and certain of those risks described in BRRT's most recent report on Form 10-SB filed with the Securities and Exchange Commission.

                               ELECTION OF DIRECTORS

                                   ITEM NUMBER 1
                  NOMINEES FOR ELECTION TO TERM EXPIRING 2001
-----------------------------------------------------------------------------

                 T. J. Jesky                          Age 53
                 1801 E. Tropicana, #9
                 Las Vegas, NV  89119

                 Justine Holawaty                     Age 25
                 3281 West 21st Avenue,
                 Vancouver, British Columbia V6L 1L3

Work History:

T. J. Jesky, founder of the Company has 20 years experience in the pharmaceutical industry. He is a former Division Manager for Procter &
Gamble Pharmaceuticals. He began his pharmaceutical career in 1973 with Eaton Laboratories, whose headquarters were based in Norwich, New York. This company subsequently changed its name to Norwich Eaton, and in 1981 it was purchased by Procter & Gamble. The Division subsequently changed its name to Procter & Gamble Pharmaceuticals. Mr. Jesky held various positions in the company, including but not limited to: District Manager, Key Account Manager, Hospital Manager, Region Manager, Division Manager for U.S., Canada and Puerto Rico.
He resigned from Procter & Gamble in 1995. He became President, CEO and sole stockholder of Studebaker's, Inc. a restaurant/nightclub and real estate holding company in Arizona. He sold this business in 1997, and opened a restaurant consulting business. In 1998, this company was sold. He is past President and Chairman of the Board of Boppers Holdings, Inc., and Ionosphere, Inc. Nevada Corporations. Mr. Jesky has a Bachelor of Arts of Degree from Bradley University, Peoria, Illinois in Marketing and Retailing.


Mr. Halowaty is currently the controller of Moderngroove Entertainment, Inc. Prior to this he was the controller of Coast Mountain Hardwoods, Inc., a hardwood mill, with 1999 gross revenue of $40 million up over 30% from 1998. The company was recently acquired by Northwest Hardwoods, Inc. a Weyerhaeuser business. Mr. Halowaty has a Bachelor of commerce from the University of British Columbia and received his professional accounting designation (CMA) in November 1999.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR T. J. JESKY AND JUSTINE HOLAWATY AS DIRECTORS TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING
OF SHARE OWNERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEE UNLESS SHARE OWNERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                               PROPOSAL NUMBER TWO

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE BARRINGTON LABORATORIES, INC.'S NAME TO: "ModernGrooveEntertainment International, Inc."

     The board of directors has unanimously approved, subject to stockholder approval, an amendment to Barrington's certificate of incorporation changing the name of Barrington to " ModernGrooveEntertainment International, Inc."
The full text of the proposed changes to Barrington's certificate of incorporation has been incorporated into the proposed certificate of amendment of Barrington's certificate of incorporation included as Exhibit A.

     "RESOLVED, that the first paragraph of Article I of the Articles of Incorporation be amended to read as follows:

          "ARTICLE 1:  The name of the corporation shall be:
           ModernGrooveEntertainment, Inc."

     This name change reflects the board of director's decision to expand Barrington's business focus beyond generic pharmaceuticals.

     In making this decision, the board of directors was principally influenced by two considerations. First, developing generic pharmaceutical products increasingly requires that one invest considerable amounts of money over a number of years, with little certainty that any given product will actually be commercialized. (For a statement of these considerations, see the section entitled "Risk Factors" in Barrington's most recent Annual Report on Form 10-KSB, which is incorporated herein by reference.) Second, in recent years the stockholders of development-stage pharmaceutical companies have for the most part had little to show for risks taken and resources committed, given that the stock price of development-stage companies in the pharmaceutical sector have lagged well behind market indices.

     By contrast, development of non-pharmaceutical technologies offers the prospect of a more limited commitment of resources, a quicker return on investment, and better chance for a stock price that reflects the promise of technologies under development.

     Given these considerations, the board of directors has decided that it would be in the best interests of Barrington and its stockholders for Barrington to adopt a broader approach in selecting technologies to develop, and to consider investing in electronic infrastructure, software and communication technologies. Note that this change reflects an adjustment in company strategies.

     The board of directors believes that given Barrington's revised strategy, it is only appropriate that it adopt a corporate name that reflects that strategy. The new name, "ModernGrooveEntertainment International, Inc.," will give Barrington immeasurably greater credibility in acquiring and, ultimately, commercializing non-pharmaceutical technologies.

     Barrington believes its name change will have no adverse effect on its business. Public recognition of Barrington's name is generally limited to a select number of contract pharmaceutical manufacturers. Notifying Barrington's business partners of the name change should be a simple matter.

     Stockholders will be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of Barrington, all new stock certificates issued by Barrington will be provided to the shareholders without cost to the shareholders.

     The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the Record Date, voting together as a single class, is required for the approval of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF BARRINGTON AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                               PROPOSAL NUMBER THREE

              AMENDMENT TO THE ARTICLES OF INCORPORATION OF
              THE COMPANY TO INCREASE AUTHORIZED COMMON STOCK

     The board of directors has unanimously adopted the following resolution, subject to shareholder approval, amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from twenty million (20,000,000) shares to two hundred million (200,000,000) shares:

     "RESOLVED, that the first paragraph of Article VI of the Articles of Incorporation be amended to read as follows:

         "Capitalization. (A) Common Stock. The Corporation shall have the authority to issue 200,000,000 shares of Common Stock having a par value of $.001. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid Common Stock of this Corporation shall not be liable for further call or assessment. The authorized common shares shall be issued
         at the discretion of the Directors."   The Corporation shall
         have the authority to issue and five million shares of Preferred Stock at a par value of $0.001.

     If the proposed amendment is adopted by the shareholders, the Company plans to file a Certificate of Amendment to the Articles of Incorporation amending Article VI as described above, to be effective as soon as practicable following the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE INCREASE IN AUTHORIZED COMMON AND PREFERRED STOCK.

                               PROPOSAL NUMBER FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS



The board of directors of the Company, has appointed the firm of Barry L. Friedman to serve as independent auditors of the Company for the fiscal year ending December 31, 2001, subject to ratification of this appointment by the share owners of the Company. Barry L. Friedman, CPA has served as independent auditors of the Company for past year and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Company Common Stock voting in person or by proxy at the Annual Meeting of Share Owners. If the share owners should not ratify the appointment of Barry L. Friedman, CPA, the Board of Directors will reconsider the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF BARRY L. FRIEDMAN, CPA AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHARE OWNERS SPECIFY A CONTRARY CHOICE
IN THEIR PROXIES.

                           OWNERSHIP OF SECURITIES

The following table sets forth stock ownership information as of December 1, 2000 concerning (i) each director and persons nominated to become directors of The Company, (ii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to beneficially own more than five (5%) percent of the outstanding shares of the Company's Common Stock, (iii) the Chief Executive Officer (no executive officer of the Company received any compensation to date, and (iv) The Company's executive officers and directors as a group. The Company has no issued or outstanding Preferred stock.


                                                  Amount
Title         Name and Address                    of shares      Percent
of            of Beneficial                       held by        of
Class         Owner of Shares(1)   Position       Owner          Class
----------------------------------------------------------------------------

Common        T. J. Jesky          CEO/CFO        3,000,000      73.15%
Common        Skyelan Rose         Secretary              0       0.00%
----------------------------------------------------------------------------

Common      All Executive Officers and
            Directors as a Group (2 persons)     3,000,000       73.15%


(1)  1801 E. Tropicana, Suite 9, Las Vegas, NV  89119.

                             PROXY PROCEDURE AND
                           EXPENSES OF SOLICITATION

The Company will hold the votes of all share owners in confidence from the Company, its Directors, officers and employees except: (1) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (2) in case of a contested proxy solicitation; (3) if a share owner makes a written comment on the proxy card or otherwise communicates his/her vote to management; or (4) to allow the independent inspectors of election to certify the results of the vote. The Company will also continue, as it has for many years, to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

Directors, officers and employees of the Company may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

                                ITEM NUMBER FIVE

                                 OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the annual meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the annual meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.


                                  T. J. Jesky
                                  ----------------------------------
                                  CHAIRMAN OF THE BOARD OF DIRECTORS

Dated:   December 8, 2000

THE ANNUAL REPORT TO SHARE OWNERS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, WHICH INCLUDES FINANCIAL STATEMENTS, HAS BEEN MADE AVAILABLE TO SHARE OWNERS OF THE COMPANY. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                                   PROXY CARD

                          BARRINGTON LABORATORIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned stockholder of Barrington Laboratories, Inc.
("BRRT") hereby revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held on December 18, 2000, and the related proxy statement, and appoints T. J. Jesky, as proxies of the undersigned, with full power of substitution to vote all shares of BRRT's common stock that the undersigned is entitled to vote at the annual meeting of stockholders to be held at 10:00 a.m. local time on December 18, 2000, at the offices of Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110
S. Valley View, Suite 106, Las Vegas, Nevada 89102and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.

1. To elect the following Directors to serve until the 2001 Annual Meeting of Share Owners,

T. J. Jesky, nominee

                  FOR [ ]           WITHHOLD [ ]

Justine Holawaty, nominee

                  FOR [ ]           WITHHOLD [ ]

    2. To approve the proposal to amend the Company's Article's of Incorporation to change company's name from Barrington Laboratories, Inc. to: ModernGrooveEntertainment International, Inc.

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

    3. To approve the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from twenty million to two hundred million.

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

    4. To ratify the appointment of Barry L. Friedman, CPA as independent auditors of the Company to serve for the 2000 fiscal year,

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

    5. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

       The board of directors recommends you vote "FOR" each of the above proposals.

       This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.

                         (Continued on the other side.)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


         Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                           Dated: December___, 2000


                                           ---------------------------------
                                           (Print Name)


                                           ---------------------------------
                                           Authorized Signature(s)

                                    NOTE:  If signing for estates,
                                           trusts or corporations,
                                           title or capacity should
                                           be stated.  If shares are
                                           held jointly, each holder
                                           should sign.

         I plan to attend the annual meeting in person:

                                    [ ]   Yes

                                    [ ]   No

                                EXHIBIT "A"

                          CERTIFICATE OF AMENDMENT
                                   OF THE
                         ARTICLES OF INCORPORATION
                                     OF
                       BARRINGTON LABORATORIES, INC.

 (Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

         We the undersigned do hereby certify that:

         1. Barrington Laboratories, Inc. (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on August 6, 1998, file number: #18721-1998.

         2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE I and ARTICLE IV and replacing it in its entirety with the following amendments:

         "ARTICLE 1:  The name of the corporation shall be:
         ModernGrooveEntertainment, Inc."

         "ARTICLE 6: Authorized Shares:  "Capitalization. (A)
         Common Stock. The Corporation shall have the authority to issue 200,000,000 shares of Common Stock having a par value of $.001.  All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid Common Stock of this Corporation shall not be liable for further call or assessment. The authorized common shares
         shall be issued at the discretion of the Directors."   The
         Corporation shall have the authority to issue and five million shares of Preferred Stock at a par value of $0.001."

         3. This amendment to the Articles of incorporation has been duly adopted in accordance General Corporation Law of the State of Nevada.

         4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 4,100,700; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         5. The number of shares voted for such amendments was ____________ (_____%) and the number voted against such amendment was ________ (_____%).

         The undersigned has signed these Articles on December __, 2000.


                                     /s/
                                     ---------------------------
                                     T. J. Jesky, President

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